UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 30, 2004


                            GENERAL CABLE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                      1-12983                   06-1398235
-----------------------------  --------------------------   --------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation                                       Identification No.)


                                4 Tesseneer Drive
--------------------------------------------------------------------------------
                        Highland Heights, Kentucky 41076
                (Address of principal executive offices/Zip Code)


                                 (859) 572-8000
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. Other Events

     On August 30, 2004, the registrant issued a press release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

          (c) The exhibit accompanying this report is listed in the Index to Exhibits.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENERAL CABLE CORPORATION


Date: August 31, 2004                   By: /s/ Robert J. Siverd
                                            ------------------------------------
                                            Robert J. Siverd
                                            Executive Vice President and General
                                            Counsel


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                                INDEX TO EXHIBITS


 Number                         Description                     Method of Filing
--------      ---------------------------------------------     ----------------
  99.1        General Cable Corporation press release dated      Filed herewith
              August 30, 2004